UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2019 (January 25, 2019)

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina		28602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 28, 2019, in connection with the potential financing transactions described below, CommScope Holding Company, Inc. (the “Company”) issued a press release relating to certain preliminary financial results for the Company for the quarter and year ended December 31, 2018. A copy of the press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

Potential Financing Transactions

On January 25, 2019, the Company announced that it is seeking to enter into a new senior secured first-lien term loan facility in an aggregate principal amount equal to $3,869.0 million (the “New Term Loan Facility”).

The Company also intends for CommScope Finance LLC, a Delaware limited liability company and an indirect subsidiary of the Company (the “Escrow Issuer”), to commence an offering of approximately $1,000 million in aggregate principal amount of senior unsecured notes due 2027, approximately $1,000 million in aggregate principal amount of senior secured notes due 2024 and approximately $1,000 million in aggregate principal amount of senior secured notes due 2026 (collectively, the “Notes”) in a private placement (the “Offering”) exempt from registration under the Securities Act, subject to market conditions.

To the extent the Company elects to proceed with the Offering and the New Term Loan Facility, the Company currently intends to use the net proceeds from the Offering, together with cash on hand, borrowings under the New Term Loan Facility and proceeds from the previously announced issuance and sale of Series A Preferred Stock, to finance the consummation of the Company’s previously announced acquisition (the “Acquisition”) of ARRIS International plc (“ARRIS”), to repay the Company’s and ARRIS’ existing term loan facilities and to pay related fees and expenses.

Disclosure Related to the Potential Financing Transactions

In connection with the potential financing transactions described above, the Company is providing preliminary estimates of net sales and certain other measures of ARRIS for the quarter and year ended December 31, 2018, based on currently available information, as set forth in the table below. Adjusted EBITDA for ARRIS for this purpose differs from the presentation of Adjusted EBITDA that ARRIS has historically utilized. The Company has recast ARRIS’ Adjusted EBITDA so that it will be more directly comparable to the presentation of Adjusted EBITDA for the Company’s business.

Preliminary ARRIS Estimates (in millions)	Quarter Ended December 31, 2018 (unaudited)	Year Ended December 31, 2018 (unaudited)
Net Sales	$1,775 to $1,800	$6,730 to $6,755
Adjusted Direct Contribution(1)	$194 to $209	$772 to $787
Adjusted EBITDA(2)	$196 to $211	$802 to $817

(1)

ARRIS defines Adjusted Direct Contribution as operating income, adjusted to eliminate the effect of amortization of intangible assets, impairment of goodwill and intangible assets, integration, acquisition, restructuring and other costs, stock-based compensation and depreciation.

(2)

Adjusted EBITDA, as recast by the Company, is defined as operating income, adjusted to eliminate amortization, depreciation, restructuring costs, asset impairments, equity-based compensation, integration and transaction costs and other special items. ARRIS historically has calculated Adjusted EBITDA differently than the Company. Using the ARRIS definition, the preliminary estimate of Adjusted EBITDA for the quarter and year ended December 31, 2018 would be $192 million to $207 million and $795 million to $810 million, respectively.

These estimates are subject to completion of financial closing procedures for the year ended December 31, 2018. Moreover, these estimates have been prepared solely on the basis of currently available information. As a result, actual results could be materially different from these estimates due to the completion of financial closing procedures, final adjustments, completion of the review of ARRIS’ financial statements and other developments that arise between now and the time ARRIS’ financial statements are issued. Ernst & Young LLP, which serves as ARRIS’ independent registered public accounting firm, has not performed any procedures with respect to this financial information, nor have they expressed any opinion or other form of assurance with respect to the estimated ranges presented or their achievability.

In addition, in connection with the potential financing transactions described above, the Company is providing the following information, consisting of tables setting forth the Company’s and ARRIS’ historical Adjusted Operating Income, the Company’s historical Adjusted EBITDA and ARRIS’ historical Adjusted EBITDA as recast by the Company for the periods presented. The “LTM Period” presented in the tables below refers to the 12-month period ended September 30, 2018 and is derived by subtracting the amounts for the nine-month period ended September 30, 2017 from the amounts for the year ended December 31, 2017 and then adding the amounts for the nine-month period ended September 30, 2018. The Acquisition has not been completed and the Adjusted Operating Income and Adjusted EBITDA presented below may not be representative of ARRIS’ results as operated by the Company or the results of the combined company following the Acquisition.

Non-GAAP Adjusted EBITDA

(in millions)

CommScope

	Year ended December 31,			Nine months ended September 30,		LTM period ended September 30, 2018
	2015	2016	2017	2017	2018
Operating income	$169.6	$567.6	$472.0	$381.8	$400.6	$490.8
Adjustments:
Amortization of purchased intangible assets	220.6	297.2	271.0	202.9	199.5	267.6
Restructuring costs, net	29.5	42.9	43.8	24.5	19.7	39.0
Equity-based compensation	28.7	35.0	41.9	31.6	33.7	44.1
Asset impairments	90.8	38.6	—	—	—	—
Integration and transaction costs	96.9	62.3	48.0	38.2	5.3	15.0
Warrants	—	—	—	—	—	—
Purchase accounting adjustments	81.7	0.6	—	—	—	—
Other	—	—	—	—	—	—

Non-GAAP adjusted operating income	717.8	1,044.2	876.7	679.0	658.8	856.5
Depreciation	60.6	80.5	81.7	60.8	58.2	79.1

Non-GAAP adjusted EBITDA	$778.4	$1,124.6	$958.4	$739.9	$717.0	$935.5

ARRIS

	Year ended December 31,			Nine months ended September 30,		LTM period ended September 30, 2018
	2015	2016	2017	2017	2018
Operating income	$211.0	$110.7	$123.0	$135.7	$110.8	$98.1
Adjustments:
Amortization of purchased intangible assets	227.4	397.5	375.4	274.8	293.5	394.1
Restructuring costs, net	1.0	96.3	20.9	22.0	36.1	35.0
Equity-based compensation	64.2	60.0	80.7	62.0	63.1	81.8
Asset impairments	—	2.2	55.0	—	3.4	58.4
Integration and transaction costs	27.4	53.2	77.4	8.6	5.4	74.3
Warrants	—	30.2	—	8.1	—	(8.1)
Purchase accounting adjustments	—	51.4	9.6	0.9	28.4	37.1
Other	0.8	1.1	—	—	—	—

Non-GAAP adjusted operating income	531.9	802.6	742.0	512.2	540.7	770.6
Depreciation	71.8	90.6	88.2	65.3	65.5	88.4

Non-GAAP adjusted EBITDA	$603.7	$893.2	$830.2	$577.5	$606.3	$859.0

Combined

	Year ended December 31,			Nine months ended September 30,		LTM period ended September 30, 2018
	2015	2016	2017	2017	2018
Operating income	$380.6	$678.4	$595.1	$517.5	$511.5	$589.0
Adjustments:	—	—	—	—	—	—
Amortization of purchased intangibles	448.0	694.7	646.4	477.7	493.0	661.6
Restructuring costs	30.5	139.2	64.7	46.6	55.8	74.0
Equity-based compensation	92.9	95.1	122.5	93.5	96.8	125.8
Impairment	90.8	40.8	55.0	—	3.4	58.4
Integration and transaction costs	124.4	115.5	125.5	46.8	10.7	89.3
Warrants	—	30.2	—	8.1	—	(8.1)
Purchase accounting adjustments	81.7	52.0	9.6	0.9	28.4	37.1
Other	0.8	1.1	—	—	—	—

Non-GAAP adjusted operating income	1,249.7	1,846.8	1,618.7	1,191.1	1,199.5	1,627.1
Depreciation	132.3	171.1	169.8	126.1	123.8	167.3

Non-GAAP adjusted EBITDA	$1,382.0	$2,017.9	$1,788.6	$1,317.4	$1,323.3	$1,794.4

Note: Components may not sum due to rounding.

Together with this Current Report on Form 8-K, the Company is making available certain portions of a preliminary offering memorandum provided to prospective purchasers of the Notes in connection with the Offering, which portions are attached hereto as Exhibit 99.2.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes and the guarantees thereof have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

Company management believes that presenting certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), as presented in this Current Report on Form 8-K, enhances an investor’s understanding of the Company’s and ARRIS’ financial performance. Company management further believes that these financial measures are useful in assessing the Company’s and ARRIS’ operating performance from period to period by excluding certain items that the Company believes are not representative of its or ARRIS’ core business. The Company’s and ARRIS’ management also use certain of these financial measures for business planning purposes and in measuring the Company’s and ARRIS’ performance relative to that of their respective competitors. The Company’s and ARRIS’ management believes these financial measures are commonly used by investors to evaluate the Company’s and ARRIS’ performance and that of their respective competitors. However, the Company’s and ARRIS’ use of the terms Adjusted Direct Contribution, Adjusted EBITDA and Adjusted Operating Income may vary from that of others in their respective industries. These financial measures should not be considered as alternatives to net income (loss), operating income (loss) or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that reflect our and ARRIS’ current views with respect to future events and financial performance, including the Acquisition. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such language. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the New Credit Facilities and the Offering, including that such transactions may not occur; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to implement major systems initiatives successfully; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; the impact of Brexit; changes in the laws and policies in the United States affecting trade, including recently enacted tariffs on imports from China, as well as the risk and uncertainty related to other potential tariffs or a potential global trade war that may impact our products; costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These and other factors are discussed in greater detail in our 2017 Annual Report and in Part II, Item 1A, Risk Factors, of our quarterly report on Form 10-Q for the quarter ended September 30, 2018. These risks and uncertainties may be magnified by our acquisition of ARRIS, and such statements are also subject to the risks and uncertainties related to ARRIS’ business.

Such forward-looking statements are also subject to additional risks and uncertainties related to ARRIS’ business and the proposed Acquisition, many of which are outside of our and/or ARRIS’ control, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Acquisition; the risk that we will be required to pay a reverse break fee under the related acquisition agreement; the risk that we will not successfully integrate ARRIS or that we will not realize estimated cost savings, synergies, growth or other anticipated benefits, or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the Acquisition on relationships with third parties, including customers, employees and competitors; failure to manage potential conflicts of interest between or among customers; integration of information technology systems; conditions in the credit markets that could impact the costs associated with financing the Acquisition; the possibility that competing offers will be made; and other factors beyond our and/or ARRIS’ control.

Although the information contained in this Current Report represents our best judgment as of the date hereof based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report, except as otherwise may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number:	Description

99.1	Press Release issued by CommScope Holding Company, Inc. dated January 28, 2019.

99.2	Portions of the Preliminary Offering Memorandum related to the Offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: January 28, 2019

	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary